Exhibit 10.3


                         REGISTRATION RIGHTS AGREEMENT


                  Registration Rights Agreement, dated as of May 13, 1999, by and between Transit Group, Inc., a Florida corporation ("Company"), and GE Capital Equity Investments, Inc. ("GE Capital" or "Purchaser").

                             W I T N E S S E T H :

                  WHEREAS, Company and Purchaser have entered into that certain Purchase Agreement, dated as of May 13, 1999 (the "Purchase Agreement"), pursuant to which Company has agreed to issue and sell to Purchaser, and Purchaser has agreed to purchase from Company, shares of Series A Convertible Preferred Stock, no par value per share ("Convertible Preferred Stock"); and

                  WHEREAS, in order to induce Purchaser to enter into the Purchase Agreement and to purchase such shares of Convertible Preferred Stock, Company has agreed to provide registration rights with respect thereto;

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

1. Definitions. Unless otherwise defined herein, terms defined in the Purchase Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Registration Rights Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

                  "Agreement" shall mean this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

                  "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                  "Commission"   shall  mean  the   Securities   and   Exchange
Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                  "Conversion Shares" shall mean shares of Common Stock issued upon conversion of shares of Convertible Preferred Stock.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Holder" shall mean the holder of Conversion Shares or shares of Convertible Preferred Stock.

                  "Majority Holders" shall mean Holders holding at the time, shares of Convertible Preferred Stock or Conversion Shares representing more than 50% of the sum of (x) all then outstanding Conversion Shares and (y) all shares of Common Stock issuable to the holders of then-outstanding Convertible Preferred Stock upon the conversion thereof.

                  "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

                  "Registrable Securities" shall mean the shares of Common Stock from time to time issued or issuable to the holders of the Convertible Preferred Stock (i) upon the conversion thereof or (ii) hereafter acquired by Purchaser as a dividend or other distribution with respect to, or in exchange or replacement of, the securities referred to in subsection (i) or which it hereafter obtains the right to acquire pursuant to the terms of the Stockholders Agreement or otherwise.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

2. Required Registration. After receipt at any time after the date hereof of a written request from the Holders of Registrable Securities requesting that Company effect a registration under the Securities Act covering at least 30% of the Registrable Securities initially outstanding, and specifying the intended method or methods of disposition thereof, Company shall promptly notify all Holders in writing of the receipt of such request and each such Holder, in lieu of exercising its rights under Section 3 may elect (by written notice sent to Company within 10 Business Days from the date of such Holder's receipt of the aforementioned Company's notice) to have Registrable Securities included in such registration thereof pursuant to this Section 2. Thereupon Company shall, as expeditiously as is possible, use its best efforts to effect the registration under the Securities Act of all shares of Registrable Securities which Company has been so requested to register by such Holders for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered; provided, however, that Company shall not be required to effect more than three (3) registrations of any Registrable Securities pursuant to this Section 2 unless Company shall be eligible at any time to file a registration statement on Form S-3 (or other comparable short form) under the Securities Act, in which event there shall be no limit on the number of such registrations pursuant to this Section 2.

3. Incidental Registration. If Company at any time proposes to file on its behalf and/or on behalf of any of its security holders (the "demanding security holders") a Registration Statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of Company pursuant to any employee benefit plan, respectively, or to register debt securities) for the general registration of securities, it will give written notice to all Holders at least 30 days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by Company. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as such Holders may request.

                  Each Holder desiring to have Registrable Securities registered under this Section 3 shall advise Company in writing within 10 Business Days after the date of receipt of such offer from Company, setting forth the amount of such Registrable Securities for which registration is requested. Company shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use its best efforts to effect registration under the Securities Act of such shares. If the managing underwriter of a proposed public offering shall advise Company in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by Company or such demanding security holder would materially and adversely affect the distribution of such securities by Company or such demanding security holder, then all selling security holders (including the demanding security holder who initially requested such registration, but excluding Company) shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis. Except as otherwise provided in Section 5, all expenses of such registration shall be borne by Company.

4. Registration Procedures. If Company is required by the provisions of Section 2 or 3 to use its best efforts to effect the registration of any of its securities under the Securities Act, Company will, as expeditiously as possible:

(a) prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof, but not to exceed 180 days;

(b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of 180 days; (c) furnish to such selling security holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request; (d) use its best efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each holder of such securities shall request (provided, however, that Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement; (e) furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to
Section 2, on the date that such shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the Registration Statement with respect to such shares of Registrable Securities becomes effective, (1) an opinion, dated such date, of the independent counsel representing Company for the purposes of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request, in customary form and covering matters of the type customarily covered in such legal opinions; and (2) a comfort letter dated such date, from the independent certified public accountants of Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holder making such request and, if such accountants refuse to deliver such letter to such Holder, then to Company, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or such Holder shall reasonably request. Such opinion of counsel shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as such Holders may reasonably request. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Holders of a majority of the Registrable Securities being so registered may reasonably request; (f) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the Registration Statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

                  It shall be a condition precedent to the obligation of Company to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of any Holder that such Holder shall furnish to Company such information regarding the securities held by such Holder and the intended method of disposition thereof as Company shall reasonably request and as shall be required in connection with the action taken by Company. The participation of a Holder in any registration hereunder which is underwritten shall be contingent upon (a) the agreement of such Holder to sell its Common Stock on the basis provided in any underwriting arrangements approved by the Holders of a majority of the Registrable Securities in the case of an underwritten offering under Section 2 hereof, or by Company in the case of an underwritten offering under Section 3 hereof; and (b) the completion and execution by such Holder of all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, however, that (x) any representations and warranties of a Holder in any such documents shall be applicable solely to such Holder and (y) any indemnification of the underwriters by a Holder under any underwriting arrangements shall be only to the extent of the indemnification provided by such Holder to Company in this Agreement.

5. Expenses. All expenses incurred in complying with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for Company, the reasonable fees and expenses of one counsel for the selling security holders (selected by those holding a majority of the shares being registered), expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdiction pursuant to Section 4(d), shall be paid by Company, except that:

(a) all such expenses in connection with any amendment or supplement to the Registration Statement or prospectus filed more than 180 days after the effective date of such Registration Statement because any Holder has not effected the disposition of the securities requested to be registered shall be paid by such Holder; and

(b) Company shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter in respect of the securities sold by such Holder.
6.       Indemnification and Contribution.

(a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, Company shall indemnify and hold harmless the holder of such Registrable Securities, such holder's directors and officers, and each other person (including each underwriter) who participated in the offering of such Registrable Securities and each other person, if any, who controls such holder or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder or such director, officer or participating person or controlling person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any actual or alleged untrue statement or actual or alleged omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Company by such holder specifically for use therein or (in the case of any registration pursuant to Section 2) so furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating person or controlling person, and shall survive the transfer of such securities by such holder.

(b) Each Holder, by acceptance hereof, agrees to indemnify and hold harmless Company, its directors and officers and each other person, if any, who controls Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Company or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to Company by such Holder specifically for use in the following documents and contained, on the effective date thereof, in any Registration Statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto. Notwithstanding the provisions of this paragraph (b) or paragraph (c) below, no Holder shall be required to indemnify any person pursuant to this Section 6 or to contribute pursuant to paragraph (c) below in an amount in excess of the amount of the aggregate net proceeds received by such Holder in connection with any such registration under the Securities Act. (c) If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. An indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent, such consent to be not unreasonably withheld. Any indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless counsel to the indemnified parties shall have reasonably concluded that there may be defenses available to such indemnified party that are different from or additional to those available to one or more of the other indemnified parties and that separate counsel for such party is prudent under the circumstances.

7. Certain Limitations on Registration Rights. Notwithstanding the other provisions of this Agreement:

(a) Company shall not be obligated to register the Registrable Securities of any Holder if, in the opinion of counsel to Company reasonably satisfactory to the Holder and its counsel (or, if the Holder has engaged an investment banking firm, to such investment banking firm and its counsel), the sale or other disposition of such Holder's Registrable Securities, in the manner proposed by such Holder (or by such investment banking firm), may be effected without registering such Registrable Securities under the Securities Act; and

(b) Company shall not be obligated to register the Registrable Securities of any Holder pursuant to Section 2 if Company has had a registration statement, under which such Holder had a right to have its Registrable Securities included pursuant to Section 2 or 3, declared effective within six months prior to the date of the request pursuant to Section 2. (c) Company shall have the right to delay and/or suspend the filing or effectiveness of a registration statement required pursuant to Section 2 hereof during one or more periods aggregating not more than 90 days in any twelve-month period in the event that (i) Company would, in accordance with the advice of its counsel, be required to disclose in the prospectus information not otherwise then required by law to be publicly disclosed and (ii) in the judgment of Company's Board of Directors, there is a reasonable likelihood that such disclosure, or any other action to be taken in connection with the prospectus, would materially and adversely affect any existing or prospective material business situation, transaction or negotiation or otherwise materially and adversely affect Company. 8. Selection of Managing Underwriters. The managing underwriter or underwriters for any offering of Registrable Securities to be registered pursuant to Section 2 shall be a nationally recognized investment banking firm selected by the holders of a majority of the shares being so registered and shall be reasonably acceptable to Company.

9. Restrictions on Sale After Public Offering. Except for transfers made in transactions exempt from the registration requirements under the Securities Act (other than Rule 144 thereunder), Company and each Holder hereby agree not to offer, sell, contract to sell or otherwise dispose of any of their Registrable Securities within 180 days after the date of any final prospectus relating to any underwritten public offering of Common Stock, whether by Company or by any Holders, except pursuant to such prospectus or with the written consent of the managing underwriter or underwriters for such offering. 10. Miscellaneous. (a) No Inconsistent Agreements. Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement. Company has not previously entered into any agreement with respect to any of its securities granting any registration rights to any person, but is not restricted from entering into any such agreement or offering any other stockholder of Company the right to include shares of Common Stock in any registration of shares by Company; provided, however, that if a Holder requests a registration pursuant to Section 2 hereof, any required reductions by an underwriter of the type set forth in Section 3 hereof in the aggregate amount of shares to be registered shall first reduce only the shares requested to be registered by persons other than the Holders.

(b) Remedies. Each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy. (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may not be given unless Company has obtained the written consent of the Majority Holders. (d) Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows: (i) If to any Holder, at its last known address appearing on the books of Company maintained for such purpose.

(ii)                       If to Company, at

                                    2859 Paces Ferry Road
                                    Suite 1740
                                    Atlanta, GA  30339

                                    Attention:  President
                                    Telecopy Number: (770) 444-0246

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three Business Days after the same shall have been deposited in the United States mail.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto including any person to whom Registrable Securities are transferred.

(f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. (g) Governing Law; Jurisdiction. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws provisions thereof. Each of the parties hereby submits to personal jurisdiction and waives any objection as to venue in the County of New York, State of New York. Service of process on the parties in any action arising out of or relating to this Agreement shall be effective if mailed to the parties in accordance with Section 10(d) hereof. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights hereunder. (h) Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under  applicable  law,  but  if any  provision  of  this  Agreement  shall  be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. (i) Entire Agreement. This Agreement, together with the Purchase Agreement, represents the complete agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                            TRANSIT GROUP, INC.



                                            By:/s/Philip A. Belyew
                                                 Name:Philip A. belyew
                                                 Title:President


                                            GE CAPITAL EQUITY INVESTMENTS, INC.



                                            By:/s/ Patrick Dowling
                                                 Name:Patrick Dowling
                                                 Title: